                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 17, 2000



                     United Pan-Europe Communications N.V.
              (Exact Name of Registrant as Specified in Charter)


 The Netherlands                  000-25365                        98-0191997
 (State or other              (Commission File                   (IRS Employer
   jurisdiction                    Number)                     Identification #)
of incorporation)


                    Fred. Roeskestraat 123, P.O. Box 74763
                      1070 BT Amsterdam, The Netherlands
                    (Address of Principal Executive Office)


                               (31) 20-778-9840
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
----------------------

     At an Extraordinary General Meeting of Shareholders of United Pan-Europe Communications N.V. ("UPC") held on March 13, 2000, the shareholders of UPC approved the amendment of UPC's articles of association to inter alia (i) split each ordinary share A, priority share, preference share A and preference share B (now with a nominal value of EUR 2.00 each) into three shares with a nominal value of EUR 1.00 each, (ii) split each ordinary share B (now with a nominal value of EUR 0.02 each) into three shares with a nominal value of EUR 0.01 each and (iii) pay up an amount of EUR 145,201,599 on account of the share premium reserve of the Company. The articles were so amended on March 17, 2000. A copy of the amendment is attached as an exhibit.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a)  Financial Statements.

     None.

(b)  Pro Forma Financial Information

     None.

(c)  Exhibits

     3.1 Amendment to the Articles of Association of United Pan-Europe Communications N.V. dated March 17, 2000.

     99.1  Press release dated March 13, 2000.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   UNITED PAN-EUROPE COMMUNICATIONS N.V.



DATE:  March 20, 2000              By:  /s/ Anton M. Tuijten
                                      ------------------------------------------
                                      Anton M. Tuijten
                                      General Counsel and member of the Board of
                                      Management

                                       3